Exhibit 10.17(m)
AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 13 to Purchase Agreement DCT-025/2003, dated as of July 20, 2012 (“Amendment 13”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 13 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 13 and the Purchase Agreement, this Amendment 13 shall control.

WHEREAS:

1)	Buyer and Embraer have agreed to accelerate the delivery schedule of Aircraft #58, #59 and #60;

2)	This Amendment No. 13 sets forth additional agreements between Embraer and Buyer related to certain terms and conditions contained in Amendment No. 12 to the Purchase Agreement;

3)	The Parties have agreed to implement certain changes to the Aircraft configuration which caused a change in the Aircraft Basic Price.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY
1.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:
“

Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery
#	Month**	#	Month**	#	Month**	#	Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/16
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/16
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/16
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/16

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.17(m)
AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-025/2003

7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/17
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/17
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/17
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/17
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17
16	[***]/06	38	[***]/09	60	[***]/13	82 (***)	[***]/18
17	[***]/06	39	[***]/09	61	[***]/14	83 (***)	[***]/18
18	[***]/06	40[***]	[***]/09	62	[***]/15	84 (***)	[***]/18
19	[***]/06	41[***]	[***]/09	63	[***]/15	85 (***)	[***]/18
20	[***]/06	42	[***]/09	64	[***]/15	86 (***)	[***]/18
21	[***]/06	43	[***]/09	65	[***]/15	87 (***)	[***]/18
22	[***]/06	44[***]	[***]/09	66	[***]/15	88 (***)	[***]/18

[***]

(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

(***) Postponed Aircraft”

2. [***]
2.1 Article 2.3 and Article 2.4 of Amendment No. 12 of the Purchase Agreement shall be deleted and replaced as follows:

“2.3 If Buyer, [***].

2.4 The Parties agree to [***] as provided for in [***], and [***].”
If Buyer [***].

3. CHANGE IN THE AIRCRAFT CONFIGURATION
3.1 [***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.17(m)
AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-025/2003

Firm Aircraft #[***] shall be delivered with [***]. There will be [***] due to this modification. The Basic Price for the affected Aircraft shall be [***] by US$ [***] ([***] United States dollars) [***].

4. AIRCRAFT PRICES
4.1 Aircraft Basic Price for Firm Aircraft: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows.
“3.1 Buyer agrees to pay Embraer in the United States dollars, per unit Aircraft Basic Price as indicated in the table below:

Aircraft #	Basic Price ([***])
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$ [***]
25	US$ [***]
26	US$[***]
27	US$ [***]
28 to 30	US$ [***]
31 to 34	US$ [***]
35 to 39, 42 and 43	US$ [***]
Exercised Option [***]	US$ [***]
45 to 47	US$ [***]
48 to 50	US$ [***]
51 to 53	US$ [***]
54	US$ [***]
55 to 88	US$ [***]

4.2 Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 13 to Purchase Agreement DCT-025/2003                        Page 3 of 5
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Exhibit 10.17(m)
AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-025/2003

“21.1 The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”) is indicated in the table below, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

Option Aircraft #	Option Aircraft Basic Price ([***])
All	US$ [***]
”

5. [***]
5.1 Embraer is [***]. Embraer will [***]. Embraer will [***]. The information in regards to [***]. Buyer [***].

All other terms and conditions of the Purchase Agreement (including Amendment No. 12 of the Purchase Agreement), which are not specifically amended by this Amendment 13, shall remain in full force and effect without any change.
[SIGNATURE PAGE FOLLOWS]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 13 to Purchase Agreement DCT-025/2003                        Page 4 of 5
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Exhibit 10.17(m)
AMENDMENT No. 13 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 13 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    :/s/ Artur Coutinho                By    : /s/ Mark D. Powers
Name    :Artur Coutinho                Name    : Mark D. Powers
Title    :COO - Chief Operating Officer        Title    : Chief Financial Officer

By    : /s/ José Luís D'Avila Molina
Name    : José Luís D'Avila Molina
Title    : Vice President, Contracts
Commercial Aviation

Date    : August 3, 2012                Date    : July 20, 2012
Place    :São José dos Campos, SP, Brazil        Place    : Long Island City, New York

Witness: /s/ Fabíola Neri T. Moreira            Witness: /s/ Ursula Hurley
Name    : Fabíola Neri T. Moreira            Name    : Ursula Hurley

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